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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 22, 1999




                           GENELABS TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         California                      0-19222                 94-3010150
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)


                               505 Penobscot Drive
                             Redwood City, CA 94063
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (650) 369-9500

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ITEM 5. OTHER EVENTS

On November 22, 1999, Genelabs Technologies, Inc. ("Genelabs") announced that GL701, its investigational drug for systemic lupus erythematosus, demonstrated a statistically significant advantage over placebo according to some analyses in patients with active disease. In a recent pre-NDA-meeting with the Food and Drug Administration ("FDA"), the FDA agreed that Genelabs' New Drug Application ("NDA") proposal appears adequate for submission; however, approval will be based on a complete review. The NDA will be based on the results of two pivotal Phase III clinical trials.

The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1, and made a part of this Item 5.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          99.1 Press Release, dated November 22, 1999




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Genelabs Technologies, Inc.



Dated: November 22, 1999                     By: /s/ JAMES A.D. SMITH
                                                --------------------------------
                                                James A.D. Smith
                                                President


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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
 99.1          Press Release dated November 22, 1999


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